UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 3, 2022

Atlis Motor Vehicles, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-41509	81-4308534
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

1828 N. Higley Rd. Ste 116, Mesa, AZ 85205
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (602) 309-5425

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	AMV	NASDAQ

Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) of Rule 12B-2 of the Securities Exchange act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

On November 3, 2022, Atlis Motor Vehicles, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain institutional investors (collectively, the “Investors”), pursuant to which the Company agreed to issue to the Investors, for gross proceeds of up to $27,000,000, Senior Secured Original Issue 10% Discount Convertible Promissory Notes (the “Notes”) in the aggregate principal amount of up to $30,000,000 and warrants (the “Warrants”) to purchase a number of shares of the Company’s Class A common stock (the “Warrant Shares”) equal to 30% of the face value of the Notes divided by the volume weighted average price, in three tranches (such transaction, the “Private Placement”). The Purchase Agreement contains customary representations and warranties by the Company and customary conditions to closing.

Under the first tranche of funding, which closed upon signing of the Purchase Agreement, for gross proceeds of $9,000,000, the Company issued Notes to the Investors in the aggregate principal amount of $10,000,000 and Warrants to purchase up to an aggregate of 231,312 Warrant Shares. Upon the third trading day following the effectiveness of the Registration Statement (as defined below), and subject to the satisfaction of certain conditions, a second tranche of funding will be provided by the Investors in the aggregate principal amount of $10,000,000, for gross proceeds to the Company of $9,000,000. Upon the thirtieth trading day following the closing of the second tranche of funding, and subject to the satisfaction of certain conditions, a third tranche of funding will be provided by the Investors in the aggregate principal amount of $10,000,000, for gross proceeds to the Company of $9,000,000. Such additional principal amounts, if funded, will be added to the principal amount of the Notes, and the Investors will be entitled to receive additional Warrants to purchase Warrant Shares equal to 30% of the face value of the Notes divided by the volume weighted average price.

The Notes mature 24 months after issuance, do not initially bear any interest and are convertible into shares of the Company’s Class A common stock (the “Conversion Shares”) at an initial conversion price equal to the lesser of $15.00 per share of Class A common stock or 92.5% of the average of the three lowest daily volume weighted average prices of the Class A common stock during the ten trading days immediately preceding the notice of voluntary conversion of the Notes, subject to adjustment as further specified in the Notes. The Notes will be fully repayable in cash upon maturity. In addition, the Investors have the option of prepaying up to 20% of the issuance amount of a subsequent financing.

The Notes contain a number of customary events of default. Additionally, the Notes are secured by all of the assets of the Company, pursuant to a security agreement that was entered into with a collateral agent, in connection with the issuance of the Notes (the “Security Agreement”).

The Warrants are exercisable at an initial exercise price equal to the lesser of $15.00 per share or 92.5% of the average of the three lowest daily volume weighted average prices of the Class A common stock during the ten trading days immediately preceding the notice of exercise, subject to adjustment. The Warrants carry a 5-year term and, if not exercised, will terminate on November 3, 2027.

In connection with the Private Placement, the Company also entered into a registration rights agreement (the “Registration Rights Agreement”) with the Investors, pursuant to which the Company agreed to file a registration statement (a “Registration Statement”) with the Securities and Exchange Commission registering the resale of the Conversion Shares and the Warrant Shares within 20 days after the closing of the first tranche of funding and within 20 days after the closing of the third tranche of funding, as applicable, and to cause any such Registration Statement to become effective within 60 days after filing.

Maxim Group LLC (“Maxim”) acted as the exclusive placement agent for the Private Placement and the Company has agreed to pay Maxim a customary fee for its services.

The offer and sale of the Notes, Conversion Shares, Warrants and Warrant Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or applicable state securities laws, and accordingly may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws.

The above description of the terms and conditions of the Notes, Warrants, Purchase Agreement, Security Agreement and Registration Rights Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of such agreements and instruments, forms of which are attached to this Current Report on Form 8-K as Exhibits 4.1, 4.2, 10.1, 10.2, and 10.3, respectively, and are incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03 in its entirety.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02 in its entirety.

Item 9.01.	Financial Statements and Exhibits.

(d)         Exhibits

4.1	Form of Senior Secured Original Issue 10% Discount Convertible Promissory Note.

4.2	Form of Common Stock Purchase Warrant.

10.1	Form of Securities Purchase Agreement.*

10.2	Form of Security Agreement.*

10.3	Form of Registration Rights Agreement.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

 * Certain information in these exhibits has been omitted because it is both not material and the type of information that the registrant treats as private or confidential.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlis Motor Vehicles, Inc.

Date: November 4, 2022	By:	/s/ Mark Hanchett
Mark Hanchett Chief Executive Officer